RIVERBRIDGE ECO LEADERS® FUND

Supplement dated December 31, 2012 to the
Prospectus and Statement of Additional Information dated December 31, 2012

The Riverbridge Eco Leaders Fund has not commenced operations and therefore is currently not available for purchase.